EXHIBIT 10.7.2

TEXON L.P.	Purchase Amendment

March 2, 2011	VIA FAX: (210) 999-5401

Mike Pawelek Impetro Operating LLC 300 E Sonterra Blvd. Suite 1220 San Antonio, TX 78258	Re: Texon Agreement No. CPE6822 Amendment No. 19 Customer Ref. No. Various Texas Leases - See Exhibit

This Agreement shall serve to amend the above referenced contract and amendments thereto, if any, between Texon L.P. ("Buyer") and Impetro Operating LLC ("Seller"). The following Special Provisions reflect the original terms and are updated to include the item(s) amended herein and all prior amendments, if any. Items amended by this Agreement are described below. These updated Special Provisions and Texon L.P.'s General Provisions (Revision 4/10) constitute the entire agreement (the "Agreement") between the parties. Where the General Provisions are inconsistent with the below Special Provisions, these Special Provisions shall apply. Failure to notify Texon L.P. of your disagreement with the terms as presented herein by the sooner of five (5) business days, or the scheduling or movement of product, shall be deemed your agreement that the terms presented herein accurately reflect the understanding of the parties hereto.

ITEMS      Price: Amended Price as described in the Exhibits "A" and "B" attached hereto effective February 1, 2011.

AMENDED

SPECIAL PROVISIONS

QUALITY	Gulf Coast Mix crude oil

QUANTITY	Equal to Seller's owned or controlled oil/condensate production from the properties/leases described in the Exhibits "A" and ''B" attached hereto.

PRICE
The average of Enterprise's posted price for West Texas Intermediate crude oil for the calendar month, deemed 40.0 API gravity, plus the average of Argus's P-Plus for the trading month, less an adjustment per barrel as described in the Exhibits "A" and "B" attached hereto.

Effective January 1, 2011 through December 31, 2011 the P-Plus value shall be fixed at $2.80 per barrel.

In the event that the transportation cost and/or tariff changes during the term of this Agreement, Buyer reserves the right to revise the contract accordingly.

Delivered into Buyer designated carriers from the properties/leases described in the Exhibits "A" and "B" attached hereto.

DELIVERY
January 1, 2011 through December 31, 2011 and continuing month to month thereafter unless either party cancels with thirty (30) days prior written notice. Cancellation shall become effective on the first day of the month following such notice period.

TERM
EXHIBIT "A": Buyer shall pay Seller or its designee 100% of the amount due for crude oil purchased hereunder, excluding all applicable taxes, by wire transfer on the 20th day of the month following the month of delivery.

(See paragraph 3 of the General Provisions attached hereto.)

PAYMENT
Buyer shall deduct from amounts due Seller all applicable taxes and shall remit such taxes on Seller's behalf when due. Seller or its designee shall make all revenue distribution payments to all royalty interest owners and any and all other persons who may have a right, title, interest, or claim to any part of the payments made by Buyer to Seller hereunder, SELLER AGREES TO PROTECT, INDEMNIFY AND HOLD BUYER HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES, LOSSES, COSTS, ATTORNEY'S FEES, EXPENSES OR LIABILITY OF ANY NATURE WHICH BUYER MAY SUFFER BY REASON OF BUYER MAKING PAYMENTS AS HEREIN PROVIDED AS WELL AS ANY AND ALL PAYMENTS MADE BY BUYER TO ANY OTHER THIRD PARTY BASED ON ALLOCATION OR ANY OTHER INFORMATIONOF WHATEVER KIND OR SOURCE THAT MAY BE PROVIDED TO BUYER FROM SELLER.

EXHIBIT "B": Buyer shall pay Seller or its designee their proportionate share of the revenue from crude oil purchased hereunder, excluding all applicable taxes, by wire transfer on the 20th day of the month following the month of delivery. (See paragraph 3 of the General Provisions attached hereto.)

Buyer shall deduct from amounts due Seller all applicable taxes and shall remit such taxes on Seller's behalf when due, and make all revenue distributions by check on the 20th day of the month following the month of production (see paragraph 3 of the General Provisions attached hereto) based on ownership data provided to Buyer bySeller. SELLER WARRANTS THAT THE TITLE OR OWNERSHIP DATA PROVIDED TO BUYER IS ACCURATE AND COMPLETE AND AGREES TO PROTECT, INDEMNIFY AND HOLD BUYER HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES, LOSSES, COSTS, ATTORNEY'S FEES, EXPENSES OR LIABILITY OF ANY NATURE WHICH BUYER MAY SUFFER BY REASON OF BUYER MAKING PAYMENTS OR REMITTANCE OF TAXES AS HEREIN PROVIDED AS WELL AS ANY AND ALL PAYMENTS MADE BY BUYER TO ANY OTHER THIRD PARTY BASED ON ALLOCATION OR ANY OTHER INFORMATION OF WHATEVER KIND OR SOURCE THAT MAY BE PROVIDED TO BUYER FROM SELLER.

W. K. Jones
Sr. Vice President, Crude Oil J

EXHIBIT A	Texon L.P. Contract Number: CPE 682Z Amendment Number: 19.000

LEASE NAME	FIELD	COUNTY	STATE	ADJUSTMENT	FUTURE EFFECTIVE DATE
Tyra 1		Bastrop	TX	(2,510000)
Tyra 2		Bastrop	TX	(2.510000)
Wachsmann		Bastrop	TX	(2.510000)
Webb 1		Bastrop	TX	(2.510000)
McPhaul 1	Giddings	Bastrop	TX	(2.510000)
Black No. 1	Giddings (Buda)	Bastrop	TX	(2.510000)
Graeco 1	Wildcat	Bastrop	TX	(7.000000)
Steinbach 1	Wildcat	Bastrop	TX	(2.510000)
Cheree	Kurten (Buda)	Brazos	TX	(2.510000)
Claude Brocksmith 1	Kurten (Buda)	Brazos	TX	(2.510000)
A.M. Williams 1 (RRC19489)	Kurten (Woodbine)	Brazos	TX	(2.510000)
A,M. Williams 2 (RRC23931)	Kurten (Woodbine)	Brazos	TX	(2.510000)
Milton Kurten	Kurten (Woodbine)	Brazos	TX	(2.510000)
Younger, J.E. Unit 1	Kurten (Woodbine)	Brazos	TX	(2.510000)
Scarmardo		Burleson	TX	(4.800000)
Scarmardo-Marylinda		Burleson	TX	(4.800000)
Exacta (152854)	Giddings (Austin Chalk, Gas)	Burleson	TX	(4.800000)
Helen Jackson 1H	Giddings (Austin Chalk, Gas)	Burleson	TX	(4.800000)
Susie 1	Giddings (Austin Chalk - 3)	Fayette	TX	(4.800000)
Susie 2H (24883)	Giddings (Austin Chalk - 3)	Fayette	TX	(4.800000)
Bernshausen Unit (21405)	Giddings (Austin Chalk- 3)	Fayette	TX	(4.800000)
Ellisar B 2 (22658)	Giddings (Austin Chalk- 3)	Fayette	TX	(4.800000)
Alford (06829)	Peach Creek (A-C)	Gonzales	TX	(2.510000)
Becker Altmann	Giddings	Lee	TX	(4.800000)
Lonie Mae 1-H RE (14106)	Giddings (Austin Chalk- 3)	Lee	TX	(4.800000)
Durrenberger 1 (22699)	Giddings (Austin chalk- 3)	Lee	TX	(4.800000)
Krause A	Giddings (Austin Chalk- 3)	Lee	TX	(4.800000)
R.W. Noack 1	Wildcat	Lee	TX	(4.800000)

EXHIBIT B	Texon L.P. Contract Number: CPE 6822 Amendment Number: 19.000

LEASE NAME	FIELD	COUNTY	STATE	ADJUSTMENT	FUTURE EFFECTIVE DATE

Maggie 1	Giddings (buda)	Bastrop	TX	(2.510000)
Kehlenbrink, R.	Kurten (Woodbine)	Brazos	TX	(2.510000)
Hester Unit (23604)	Giddings (Austin Chalk-3)	Burleson	TX	(4.800000)
McFarland-McFarland Unit (RRC20773)	Giddings (Austin Chalk-3)	Burleson	TX	(4.800000)
Rubach, Lydia (RRC20634)	Giddings (Austin Chalk-3)	Burleson	TX	(4.800000)
T-0 (13308)	Giddings (Austin Chalk-3)	Burleson	TX	(4.800000)
Petrich-Lorenz	Fayette Stephanie (Wilcox)	Fayette	TX	(4.800000)
Atlanta Hatfield (14599)	Giddings (Austin Chalk3)	Fayette	TX	(4.800000)
Angell 1H (23183)	Giddings (Austin Chalk)	Fayette	TX	(4.800000)
Victor Elias	Giddings (Austin Chalk) Field	Fayette	TX	(4.800000)
Elo 3	Giddings (Austin Chalk, Gas)	Fayette	TX	(4.800000)
Majestic-Trousdale	Giddings (Austin Chalk-3)	Fayette	TX	(4,800000)
Dernehl (21260)	Stephanie (Wilcox)	Fayette	TX	(4.800000)
E.1 Canaan		Lee	TX	(4.800000)
Noack Menzel 1		Lee	TX	(4.800000)
Linda Jones 1 (19060)	Giddings (Austin Chalk-3)	Lee	TX	(4.800000)
R. King (12585)	Giddings (Austin Chalk-3)	Lee	TX	(4.800000)
Kimberly 1	Giddings (Austin Chalk, Gas)	Lee	TX	(4.800000)
Fred Becker 1H	Giddings (Austin Chalk-3)	Lee	TX	(4.800000)
Kleiber	Giddings (Austin Chalk-3)	Lee	TX	(4.800000)
Koehler Unit (13802)	Giddings (Austin Chalk-3)	Lee	TX	(4.800000)
Mary Zona Unit 1RE	Giddings (Austin Chalk-3)	Lee	TX	(4.800000)
Minnie Unit (15883)	Giddings (Austin Chalk-3)	Lee	TX	(4.800000)
Willie Zoch (13096)	Giddings (Austin Chalk-3)	Lee	TX	(4.800000)
Zoch-Noack Unit (RRC No. 13818)	Giddings (Austin Chalk-3)	Lee	TX	(4.800000)

EXHIBIT B	Texon L.P. Contract Number: CPE 6822 Amendment Number: 19.000

LEASE NAME	FIELD	COUNTY	STATE	ADJUSTMENT	FUTURE EFFECTIVE DATE

Herklotz-Kruemcke (548201)	Kruemcke (Wilcox)	Lee	TX	(4.800000)